UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2006

Rochester Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Rochester Medical Drive, Stewartville, Minnesota		55976
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	507-533-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2006, the Compensation Committee of the Board of Directors of Rochester Medical Corporation (the "registrant") awarded special cash bonuses in the amount of $20,000 to each of David A. Jonas, Chief Financial Officer, and Martyn R. Sholtis, Corporate Vice President, in connection with the successful closing of the transactions with Coloplast A/S ("Coloplast"), Coloplast Limited (a subsidiary of Coloplast), Mentor Corporation and Mentor Medical Limited (a subsidiary of Mentor) and the formation of Rochester Medical Limited, a subsidiary of the registrant established to operate the registrant’s Male External Catheters business in the United Kingdom. Each of these officers had significant involvement in, and devoted a significant amount of time to, the transactions, which closed on June 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rochester Medical Corporation

June 21, 2006	By:	David A. Jonas

Name: David A. Jonas
Title: Chief Financial Officer